united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street , Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

Semi-Annual Report
March 31, 2015

1-855-527-2363
www.patriotfund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

PATRIOT FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2015

The Fund’s performance figures* for the period ending March 31, 2015, compared to its benchmark:
			Since Inception**-
	Six Months	One Year	March 31, 2015
Patriot Fund – Class A	8.31%	14.27%	15.54%
Patriot Fund – Class A with load	2.06%	7.71%	13.34%
Patriot Fund – Class C	7.87%	13.41%	14.76%
Patriot Fund – Class I	8.39%	14.48%	15.83%
S&P 500 Total Return Index	5.93%	12.73%	16.64%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable  sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.90% for Class A shares, 3.65% for Class C shares and 2.65% for Class I shares per the January 28, 2015 prospectus. Class A shares are subject to a maximum sales charge of 5.75% and a maximum contingent deferred sales charge of 1.00% on certain redemptions. The Fund’s advisor waives and/or reimburses certain expenses of the Fund. Absent this arrangement, the returns shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1 -855-527-2363 (1 -855-5ASCEND).

** Inception date is March 1, 2012.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index or benchmark.

The Fund’s top asset classes as of March 31, 2015, are as follows:

Portfolio Holdings:
Asset Class	% of Net Assets
Consumer, Non-Cyclical	22.5%
Consumer, Cyclical	18.3%
Financial	15.5%
Technology	10.6%
Industrial	7.3%
Energy	7.0%
Communications	6.6%
Utilities	2.7%
Basic Materials	1.7%
Other, Cash & Cash Equivalents	7.8%
100.0%

Please refer to the Portfolio of Investments in this Semi-Annual Report for more detailed analysis of the Fund’s holdings.

PATRIOT FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2015

Shares		Value
	COMMON STOCKS - 95.7%
	AIRLINES - 3.5%
12,542	Southwest Airlines Co.	$555,611

	AUTO MANUFACTURERS - 2.2%
9,269	General Motors Co.	347,587

	BANKS - 7.9%
10,646	BB&T Corp.	415,088
6,128	Northern Trust Corp.	426,815
9,927	U.S. Bancorp	433,512
		1,275,415
	BEVERAGE - 2.4%
3,257	Constellation Brands, Inc. *	378,496

	CHEMICALS - 1.7%
982	CF Industries Holdings, Inc.	278,574

	COMMERCIAL SERVICES - 3.1%
5,741	Mastercard, Inc. - Class A	495,965

	COMPUTERS - 3.4%
4,418	Apple, Inc.	549,732

	DISTRIBUTION/WHOLESALE - 1.7%
1,168	WW Grainger, Inc.	275,426

	ELECTRIC - 2.7%
7,729	American Electric Power Co., Inc.	434,756

	ELECTRONICS - 3.0%
3,621	Thermo Fisher Scientific, Inc.	486,445

	FOOD - 4.8%
8,789	ConAgra Foods, Inc.	321,062
5,184	Kraft Foods Group, Inc.	451,604
		772,666
	HEALTHCARE - SERVICES - 5.9%
4,472	Aetna, Inc.	476,402
3,977	UnitedHealth Group, Inc.	470,439
		946,841
	INSURANCE - 5.3%
3,868	ACE Ltd.	431,243
8,201	MetLife, Inc.	414,561
		845,804
	INTERNET - 3.0%
433	Google, Inc. - Class C *	240,185
433	Google, Inc. - Class A *	237,284
		477,469

See accompanying notes to financial statements.

PATRIOT FUND
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2015

Shares		Value
	LESIURE TIME - 2.6%
8,596	Carnival Corp.	$411,233

	MACHINERY - DIVERSIFIED - 2.1%
3,891	Deere & Co.	341,202

	MISCELLANEOUS MANUFACTURING - 2.1%
13,594	General Electric Co.	337,267

	OIL & GAS - 5.6%
2,282	Chevron Corp.	239,564
1,640	EOG Resources, Inc.	150,372
3,334	Exxon Mobil Corp.	283,390
3,783	Royal Dutch Shell PLC	225,656
		898,982
	OIL & GAS SERVICES - 1.3%
4,975	Halliburton Co.	218,303

	PHARMACEUTICALS - 6.4%
5,849	Amerisource Bergen Corp.	664,856
6,251	Merck & Co., Inc.	359,307
		1,024,163
	REITS - 2.3%
1,872	Public Storage	369,046

	RETAIL - 11.9%
5,509	CVS Health Corporation	568,584
8,619	Foot Locker, Inc.	542,997
8,712	Gap, Inc. (The)	377,491
5,957	TJX Cos., Inc.	417,288
		1,906,360
	SEMICONDUCTORS - 2.2%
5,053	QUALCOMM, Inc.	350,375

	SOFTWARE - 5.0%
7,226	Fiserv, Inc. *	573,744
5,671	Microsoft Corp.	230,555
		804,299
	TELECOMMUNICATIONS - 3.6%
8,340	AT&T, Inc.	272,301
11,413	Cisco Systems, Inc.	314,143
		586,444

	TOTAL COMMON STOCKS (Cost $11,514,922)	15,368,461

See accompanying notes to financial statements.

PATRIOT FUND
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2015

Shares		Value
	SHORT-TERM INVESTMENT - 7.0%
1,130,185	Dreyfus Cash Management, 0.03%** (Cost $1,130,185)	$1,130,185

	TOTAL INVESTMENTS - 102.7% (Cost $12,645,107) (a)	$16,498,646
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.7)%	(438,731)
	NET ASSETS - 100.0%	$16,059,915

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,663,319 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,014,426
Unrealized Depreciation:	(179,099)
Net Unrealized Appreciation:	$3,835,327

*	Non-income producing security
**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.

See accompanying notes to financial statements.

PATRIOT FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2015

ASSETS
Investment in securities at value (identified cost $12,645,107)	$16,498,646
Receivable for securities sold	24,398
Receivable for Fund shares sold	50,750
Dividends and interest receivable	17,378
Prepaid expenses and other assets	7,322
TOTAL ASSETS	16,598,494

LIABILITIES
Payable for investments purchased	514,679
Investment advisory fees payable	16,320
Payable for Fund shares repurchased	950
Distribution (12b-1) fees payable	713
Accrued expenses and other liabilities	5,917
TOTAL LIABILITIES	538,579
NET ASSETS	$16,059,915

Net Assets Consist Of:
Paid in capital	$11,924,511
Accumulated net investment loss	(24,935)
Accumulated net realized gain from security transactions	306,800
Net unrealized appreciation on investments	3,853,539
NET ASSETS	$16,059,915

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,746,450
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	187,133
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$14.68
Maximum offering price per share (maximum sales charge of 5.75%) (b)	$15.58

Class C Shares:
Net Assets	$301,035
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	20,970
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$14.36

Class I Shares:
Net Assets	$13,012,430
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	878,962
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$14.80

(a)
Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption of shares held less than 30 days may be assessed a redemption fee of 2.00%.

(b)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge.

See accompanying notes to financial statements.

PATRIOT FUND
STATEMENT OF OPERATIONS (Unaudited)
For the six months ended March 31, 2015

INVESTMENT INCOME
Dividends	$124,009
Interest	83
Less: Foreign withholding taxes	(932)
TOTAL INVESTMENT INCOME	123,160

Investment advisory fees	93,979
Distribution (12b-1) fees:
Class A	2,520
Class C	1,191
Administrative services fees	28,338
Professional fees	13,714
Transfer agent fees	7,690
Printing and postage expenses	5,485
Trustees fees and expenses	4,737
Registration fees	4,737
Compliance officer fees	2,792
Custodian fees	2,493
Insurance expense	224
Non 12b-1 shareholder servicing	100
Other expenses	997
TOTAL EXPENSES	168,997

Less: Fees waived by the Adviser	(20,902)

NET EXPENSES	148,095
NET INVESTMENT LOSS	(24,935)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	420,741

Net change in unrealized appreciation on investments	691,974

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,112,715

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,087,780

See accompanying notes to financial statements.

PATRIOT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31,	Year Ended
	2015	September 30,
FROM OPERATIONS	(Unaudited)	2014
Net investment loss	$(24,935)	$(34,065)
Net realized gain from security transactions	420,741	660,840
Net change in unrealized appreciation on investments	691,974	1,579,373
Net increase in net assets resulting from operations	1,087,780	2,206,148
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(104,981)	(2,593)
Class C	(8,892)	(726)
Class I	(600,776)	(26,842)
From net investment income:
Class I	—	(1,349)
Net decrease in net assets resulting from distributions to shareholders	(714,649)	(31,510)

FROM SHARES OF BENEFICIAL INTEREST

Proceeds from shares sold:
Class A	871,983	1,290,284
Class C	177,890	104,466
Class I	2,185,626	545,863
Net asset value of shares issued in reinvestment of distributions:
Class A	89,761	1,393
Class C	8,891	726
Class I	567,564	27,966
Redemption fee proceeds:
Class A	16	—
Class C	3	—
Class I	88	—
Payments for shares redeemed:
Class A	(150,071)	(485,653)
Class C	(271,010)	(15,433)
Class I	(265,489)	(1,208,861)
Net increase in net assets resulting from shares of beneficial interest	3,215,252	260,751

TOTAL INCREASE IN NET ASSETS	3,588,383	2,435,389

NET ASSETS
Beginning of Period	12,471,532	10,036,143
End of Period*	$16,059,915	$12,471,532
*Includes accumulated net investment loss of:	$(24,935)	$—

See accompanying notes to financial statements.

PATRIOT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended
	March 31,	Year Ended
	2015	September 30,
	(Unaudited)	2014
SHARE ACTIVITY
Class A:
Shares Sold	60,260	98,881
Shares Reinvested	6,590	109
Shares Redeemed	(10,416)	(35,584)
Net increase in shares of beneficial interest outstanding	56,434	63,406

Class C:
Shares Sold	12,497	7,581
Shares Reinvested	666	58
Shares Redeemed	(18,943)	(1,181)
Net increase (decrease) in shares of beneficial interest outstanding	(5,780)	6,458

Class I:
Shares Sold	150,142	41,537
Shares Reinvested	41,338	2,185
Shares Redeemed	(18,403)	(89,870)
Net increase (decrease) in shares of beneficial interest outstanding	173,077	(46,148)

See accompanying notes to financial statements.

PATRIOT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	March 31,		Year Ended	Year Ended	Period Ended
	2015		September 30,	September 30,	September 30,
Class A Shares	(Unaudited)		2014	2013	2012 (1)
Net asset value, beginning of period	$14.37		$11.91	$10.51	$10.00

Activity from investment operations:
Net investment loss (2)	(0.04)		(0.06)	(0.03)	(0.02)

Net realized and unrealized
gain on investments	1.17		2.56	1.43	0.53
Total from investment operations	1.13		2.50	1.40	0.51

Less distributions from:
Net realized gains	(0.82)		(0.04)	—	—
Total distributions	(0.82)		(0.04)	—	—
Paid-in-Capital From Redemption Fees	—		—	—	0.00	(7)
Net asset value, end of period	$14.68		$14.37	$11.91	$10.51

Total return (3)	8.31	% (6)	20.99%	13.32%	5.10	% (6)
Net assets, at end of period (000s)	$2,746		$1,878	$801	$747

Ratio of gross expenses to average
net assets (4)	2.71	% (5)	2.89%	3.04%	4.32	% (5)
Ratio of net expenses to average
net assets	2.40	% (5)	2.40%	2.40%	2.40	% (5)
Ratio of net investment loss
to average net assets	(0.55	)% (5)	(0.47)%	(0.27)%	(0.28	)% (5)
Portfolio Turnover Rate	10	% (6)	23%	32%	34	% (6)

(1)	The Patriot Fund’s Class A shares commenced operations on March 1, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized.
(6)	Not annualized.
(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PATRIOT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	March 31,		Year Ended	Year Ended	Period Ended
	2015		September 30,	September 30,	September 30,
Class C Shares	(Unaudited)		2014	2013	2012 (1)
Net asset value, beginning of period	$14.13		$11.79	$10.48	$10.00

Activity from investment operations:
Net investment loss (2)	(0.10)		(0.17)	(0.13)	(0.06)
Net realized and unrealized
gain on investments	1.15		2.55	1.44	0.54
Total from investment operations	1.05		2.38	1.31	0.48

Less distributions from:
Net realized gains	(0.82)		(0.04)	—	—
Total distributions	(0.82)		(0.04)	—	—
Paid-in-Capital From Redemption Fees	—		—	—	0.00	(7)
Net asset value, end of period	$14.36		$14.13	$11.79	$10.48

Total return (3)	7.87	% (6)	20.19%	12.50%	4.80	% (6)
Net assets, at end of period (000s)	$301		$378	$239	$37

Ratio of gross expenses to average
net assets (4)	3.46	% (5)	3.64%	3.79%	5.07	% (5)
Ratio of net expenses to average
net assets	3.15	% (5)	3.15%	3.15%	3.15	% (5)
Ratio of net investment loss
to average net assets	(1.37	)% (5)	(1.24)%	(1.14)%	(1.03	)% (5)
Portfolio Turnover Rate	10	% (6)	23%	32%	34	% (6)

(1)	The Patriot Fund’s Class C shares commenced operations on March 1, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized.
(6)	Not annualized.
(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PATRIOT FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended
	March 31,		Year Ended		Year Ended		Period Ended
	2015		September 30,		September 30,		September 30,
Class I Shares	(Unaudited)		2014		2013		2012 (1)
Net asset value, beginning of period	$14.47		$11.96		$10.53		$10.00

Activity from investment operations:
Net investment loss (2)	(0.02)		(0.03)		(0.00	) (7)	(0.00	) (7)
Net realized and unrealized
gain on investments	1.17		2.58		1.43		0.53
Total from investment operations	1.15		2.55		1.43		0.53

Less distributions from:
Net investment income	—		(0.00	)(7)	—		—
Net realized gains	(0.82)		(0.04)		—		—
Total distributions	(0.82)		(0.04)		—		—

Paid-in-Capital From Redemption Fees	—		—		—		0.00	(7)
Net asset value, end of period	$14.80		$14.47		$11.96		10.53

Total return (3)	8.39	% (6)	21.34%		13.58%		5.30	% (6)
Net assets, at end of period (000s)	$13,012		$10,215		$8,996		$8,506

Ratio of gross expenses to average
net assets (4)	2.46	% (5)	2.64%		2.79%		4.07	% (5)
Ratio of net expenses to average
net assets	2.15	% (5)	2.15%		2.15%		2.15	% (5)
Ratio of net investment loss
to average net assets	(0.32	)% (5)	(0.23)%		(0.02)%		(0.03	)% (5)
Portfolio Turnover Rate	10	% (6)	23%		32%		34	% (6)

(1)	The Patriot Fund’s Class I shares commenced operations on March 1, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized.
(6)	Not annualized.
(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2015

1.          ORGANIZATION

The Patriot Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek growth of capital.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.          SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2015

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2015

available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$15,368,461	$—	$—	$15,368,461
Short-Term Investment	1,130,185	—	—	1,130,185
Total	$16,498,646	$—	$—	$16,498,646

There were no transfers into or out of Level 1, Level 2 or Level 3 during the current period. It is the Fund’s policy to record transfers between fair value levels at the end of the reporting period. The Fund did not hold any Level 2 or Level 3 securities during the reporting period. * See Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2015

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open tax years 2014 and 2015, or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.          INVESTMENT TRANSACTIONS

For the six months ended March 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $3,473,820 and $1,326,419, respectively.

4.          INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Ascendant Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.40% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2015

extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser) do not exceed 2.40% per annum of Class A average daily net assets, 3.15% per annum for Class C average daily net assets, and 2.15% per annum for Class I average daily net assets.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 2.40%, 3.15% and 2.15% of average daily net assets, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.40%, 3.15% and 2.15% of average daily net assets for Class A, Class C and Class I, respectively. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed 2.40%, 3.15% and 2.15% per annum of the Fund’s average daily net assets, the recoupment shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the six months ended March 31, 2015 the Fund waived $20,902 in advisory fees.

The following amounts are subject to recapture by the Fund by the following dates:

	9/30/2015	9/30/2016	9/30/2017
Patriot Fund	$ 74,238	$ 61,624	$ 57,261

During the six months ended March 31, 2015, AWM Services, LLC, a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund. AWM Services, LLC received $4,920 in brokerage commissions.

Distributor- The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the six months ended March 31, 2015, the Distributor received $25,076 from front-end sales charges of which $3,962 was retained by the underwriter or other affiliated broker-dealers.

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2015

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.           TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2014 was as follows:

Fiscal Year Ended
September 30, 2014
Ordinary Income	$1,349
Long-Term Capital Gain	30,161
$31,510

There were no distributions for the year ended September 30, 2013.

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Income	Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$141,112	$477,808	$—	$—	$3,143,353	$3,762,273

PATRIOT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2015

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales and straddles.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and the reclassification of Fund distributions, resulted in reclassification for the year ended September 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$-	$40,237	$(40,237)

6.           REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the six months ended March 31, 2015, the Fund assessed $107 in redemption fees.

7.           SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

PATRIOT FUND
EXPENSE EXAMPLES (Unaudited)
March 31, 2015

As a shareholder of the Patriot Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Patriot Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Patriot Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/14	3/31/15	10/1/14 – 3/31/15	10/1/14 – 3/31/15
Class A	$1,000.00	$1,083.10	$12.46	2.40%
Class C	1,000.00	1,078.70	16.32	3.15
Class I	1,000.00	1,083.90	11.16	2.15

Hypothetical	Beginning	Ending	Expenses Paid	Expense Ratio
(5% return before expenses)	Account Value	Account Value	During Period*	During Period**
	10/1/14	3/31/15	10/1/14 – 3/31/15	10/1/14 – 3/31/15
Class A	$1,000.00	$1,012.96	$12.04	2.40%
Class C	1,000.00	1,009.28	15.78	3.15
Class I	1,000.00	1,014.22	10.79	2.15

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**Annualized.

PATRIOT FUND
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2015

Ascendant Balanced Fund, Ascendant Diversified Income & Growth Fund, Ascendant Natural Resources Fund and Patriot Fund (Adviser - Ascendant Advisors, LLC) *

          In connection with the regular meeting held on December 9 & 10, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Ascendant Advisors, LLC (“the “Adviser”) and the Trust, with respect to the Patriot Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

          The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

          Nature, Extent and Quality of Services. The Trustees discussed the Adviser’s history noting it was founded in 1970, and manages approximately $140 million in assets for high net worth families and institutions, providing active portfolio management of various strategies through several platforms including separately managed accounts, asset allocation strategies and mutual funds. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their education and noting the investment team has a deep and diversified financial industry experience, with most having previously held positions at large financial institutions. The Trustees noted that in March 2014 a portfolio manager left the firm with the founder and president of the advisory firm assuming the portfolio management responsibility. The Trustees observed that portfolio management services to the Fund were largely unaffected by the change since the President is thoroughly experienced with the program. They noted that the Adviser provides research, analysis, execution, compliance and marketing services to the Fund. The Trustees reviewed the Adviser’s investment process noting its philosophy is based on the belief that investment styles rotate in and out of favor as the market environment changes, so the Adviser employs a multi-step process that includes quantitative research to analyze fundamental and technical factors in order to identify securities with the potential to outperform, and then rotate the portfolio holdings as market conditions change. Recognizing that not all investment strategy risk can be eliminated, the Trustees reviewed the Adviser’s risk management approach observing that the Adviser does not employ traditional hedging methods but has conviction in the strength of its quantitatively driven research process based on value and momentum investment style and an experienced investment committee that monitors and reviews the Fund’s holdings. The Trustees acknowledged the Adviser’s longevity, experienced investment team, use of an investment committee, and an investment process that it has employed for over 40 years, to conclude that that the Adviser should continue to provide high quality service to the Fund and its shareholders.

          Performance. The Trustees reviewed the Fund’s performance as compared to its peer group, benchmark, and Morningstar category. The Trustees noted that the Fund outperformed the Fund’s benchmark, Large Blend Morningstar Category, and peer group over the 1-year period, while slightly trailing the benchmark and Morningstar category over the 2-year period and outperforming the Fund’s peer group over the 2-year period. The Trustees remarked that the Fund

PATRIOT FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2015

is consistently operating with good performance, doing well as compared to the Fund’s benchmarks and peers over the prior year. After further discussion, the Trustees agreed that the Adviser is achieving its objective and its performance is acceptable.

          Fees and Expenses. The Trustees noted the Fund’s advisory fee of 1.40% is higher than any in its peer group and within the high low range of fees of funds in its Morningstar category (Large Blend). The Trustees also noted that the Fund has a net expense ratio of 2.40%, which is lower than the peer group average but higher than the Morningstar category average. The Trustees discussed at length the complexity of the screening process required for the Fund, and took into consideration the increased expense associated with the screening tool used by the Adviser. The Trustees also noted that the screening process makes the Fund unique, which reduces the value of comparisons to a peer group or Morningstar category. The Trustees discussed the expense limitation agreement currently in place and noted the Adviser intends to renew the agreement. After further discussion, the Trustees agreed that the advisory fee was not unreasonable.

          Economies of Scale. The Trustees considered that the Adviser has begun recapturing fees for the Fund in the past year, and noted that economies of scale are unlikely to be truly realized until the Adviser is able to recapture its fees. The Trustees noted that the Adviser estimated economies of scale will be realized for the Fund at approximately $100 million in Fund assets. They noted the Adviser indicated its willingness to consider breakpoints as the Fund’s assets grow. After discussion, the Trustees agreed that the absence of breakpoints was acceptable at this time.

          Profitability. The Trustees considered the estimated profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund. They noted that the Adviser is realizing a loss with respect to the Fund. The Trustees reviewed a profitability analysis provided by the Adviser and noted that, based on the information provided, the profits earned by the Adviser from its relationship with the Fund is not excessive.

          Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure for the Fund is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Patriot Fund.

    * Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE
NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information.Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
•    Social Security number and wire transfer instructions
•    account transactions and transaction history
•    investment experience and purchase history
 When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE
NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?
We collect your personal information, for example, when you

•    open an account or deposit money
•    direct us to buy securities or direct us to sell your securities
•    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

•    sharing for affiliates’ everyday business purposes – information about your creditworthiness.
•    affiliates from using your information to market to you.
•    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-527-2363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-527-2363.

INVESTMENT ADVISER
Ascendant Advisors, LLC
Four Oaks Place
1330 Post Oaks Blvd., Suite 1550
Houston, TX 77056

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/9/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 6/9/15